Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

(18) Income Taxes

        During the years ended December 31, 2011, 2010 and 2009, the Company's total income tax expense was $1.2 million, $0.4 million, and $2.1 million, respectively. The Company's income tax expense from discontinued operations were insignificant for the years ended December 31, 2011 and 2010 and $0.2 million for the year ended December 31, 2009. The Company's deferred income tax expense and its ending balance in deferred tax assets and liabilities were insignificant for the years ended December 31, 2011, 2010 and 2009.

        The Company files numerous U.S. federal, state and local income and franchise tax returns. With a few exceptions, the Company is no longer subject to U.S. federal, state or local tax examinations by taxing authorities for years prior to 2007.

        At December 31, 2011 and 2010, the tax basis of the Company's net assets is less than the reported amounts by $7.4 billion and $2.0 billion, respectively. The difference between the reported amounts and the tax basis is primarily related to the Slough Estates USA, Inc. ("SEUSA") and HCR ManorCare acquisitions, which occurred in 2007 and 2011, respectively. Both SEUSA and HCR ManorCare were corporations subject to federal and state income taxes. As a result of these acquisitions, the Company succeeded to the tax attributes of SEUSA and HCR ManorCare, including the tax basis in the acquired companies' assets and liabilities. The Company will be subject to a corporate- level tax on any taxable disposition of SEUSA's pre-acquisition assets that occur within ten years after its August 1, 2007 acquisition, and any taxable disposition of HCR ManorCare's pre-acquisition assets that occur within ten years after its April 7, 2011 acquisition.

        The corporate-level tax associated with the disposition of assets acquired in connection with the SEUSA and HCR ManorCare acquisitions would be assessed only to the extent of the built-in gain that existed on the date of each acquisition, based on the fair market value of the assets on August 1, 2007, with respect to SEUSA, and April 7, 2011, with respect to HCR ManorCare. The Company does not expect to dispose of any assets included in either acquisition that would result in the imposition of a material tax liability. As a result, the Company has not recorded a deferred tax liability associated with this corporate-level tax. Gains from asset dispositions occurring more than 10 years after either acquisition will not be subject to this corporate-level tax. However, the Company may dispose of SEUSA or HCR ManorCare assets before the applicable 10-year periods if it is able to effect a tax deferred exchange.

        In connection with the SEUSA and HCR ManorCare acquisitions, the Company assumed unrecognized tax benefits of $8 million and $2 million, respectively. During 2011, the Company had a net decrease in unrecognized tax benefits of $4.9 million. The decrease was caused by the reversal of the remaining $6.9 million in unrecognized tax benefits related to the SEUSA acquisition caused by SEUSA's settlement of federal and state tax audits for all years for which unrecognized tax benefits had been accrued, net of a $2.0 million increase in unrecognized tax benefits assumed in connection with the HCR ManorCare acquisition.

        A reconciliation of the Company's beginning and ending unrecognized tax benefits follows (in thousands):

Amount
Balance at January 1, 2009	$8,856
Reductions based on prior years' tax positions	(881)
Additions based on 2009 tax positions	—

Balance at December 31, 2009	7,975
Reductions based on prior years' tax positions	(1,085)
Additions based on 2010 tax positions	—

Balance at December 31, 2010	6,890
Additions based on prior years' tax positions	1,783
Reductions based on prior years' tax positions	(6,890)
Additions based on 2011 tax positions	194

Balance at December 31, 2011	$1,977

        The Company anticipates that the balance in unrecognized tax benefits will not change over the next 12 months.

        Due to the reversal of the remaining balance of the SEUSA unrecognized tax benefits during 2011, the related $1.3 million of interest expense was also reversed. During the years ended December 31, 2011, 2010 and 2009, the Company recorded net reductions to interest expense of $1.1 million and net increases to interest expense of $0.2 million and $0.3 million, respectively, associated with the unrecognized tax benefits.

        The Company has agreements with the sellers of SEUSA and HCR ManorCare whereby any increases in taxes and associated interest and penalties related to years prior to each of these acquisitions will be the responsibility of the sellers. Similarly, any pre-acquisition tax refunds and associated interest income will be refunded to the sellers.

        There would be no effect on the Company's tax rate if the unrecognized tax benefits were to be recognized.